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                                  EXHIBIT 10.6

                         CONVERTIBLE TERM NOTE AGREEMENT


         This Agreement, dated as of January 11, 1999, is entered into between Horizon Pharmaceuticals Corporation, a Delaware corporation (the "Company") and Kapor-Pharma Investments, L.P. (the "Lender").

         WHEREAS, the Company wishes to borrow, and the Lender is agreeable to lend to the Company under a fixed rate, convertible note arrangement, and

         WHEREAS, the Company has received the unanimous written consent of its Board of Directors to the execution of this Agreement the issuance of the note provided for herein and the future issuance of shares of the Company's stock upon a conversion of the note, as well as the consent of its Senior Lender (as herein defined) to the execution of this Agreement and the Note, all on the terms and conditions herein set forth;

         NOW THEREFORE, in consideration of the premises and of the mutual agreements hereinafter set forth, it is agreed by the parties hereto as follows:

         1.       Commitment of the Lender

         A. Subject to the terms and conditions of this Agreement, the Lender agrees to lend to the Company on and after the date hereof, an amount not to exceed One Million Six Hundred Thousand and no/100 dollars ($1,600,000.00) or such lesser principal sum as may be owed by the Company to the Lender under the terms of the Convertible Term Loan Note attached hereto as Exhibit A (the "Convertible Note" or the "Note") as reflected in the schedule attached to the Convertible Note. In consideration for Lender's commitment to lend up to $1,600,000 to the Company, the Company agrees to execute and deliver to the Lender the Convertible Note. The loan commitment provided for in this Section 1 is hereinafter referred to as the "Loan."

         2.       Conditions To Loans

         Notwithstanding any other provision of this Agreement, the Loan provided for herein shall not be required to be funded except on the following conditions.

         A. Lender shall not be required to make any loan except as necessary to fund the Company's product acquisition needs and day to day operations and then only:

                  (i) upon Lender's determination that the Company is in compliance with the covenants contained in Sections 5, 6, and 7 of this Agreement; and

                  (ii) upon Lender's determination that no Event of Default (as herein defined) exists.


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         B.       LaSalle National Bank, Chicago, Illinois (the "Senior Lender")
shall have consented to the Loan and to the Company's granting to Lender, in order to secure the Loan of a blanket security interest in the assets of the Company, which interest, however, will be subordinated to the security interest of the Senior Lender.

         C. The Company shall have executed a mutually acceptable security agreement (the "Security Agreement").

         D. Notwithstanding any other provisions of this Agreement, in no event shall the total outstanding principal amount of all Loans exceed One Million Six Hundred Thousand Dollars ($1,600,000) in the aggregate.

         3.       Note Evidencing Borrowing

         A. The Loan from Lender hereunder shall be evidenced by the single Convertible Note of the Company substantially in the form of Exhibit "A" hereto, dated as of the date hereof and maturing on the earlier of (i) the date Lender shall elect to convert the full outstanding principal of the Convertible
Note in accordance with Section 8 or (ii) December 1, 2001 ("Maturity"). Unless the Note shall have been fully converted in accordance with Section 8, all principal shall be due and payable in a single balloon payment on December 1, 2001, or such earlier date as shall be consented to by the Lender in accordance with Paragraph 4.

         B. From and after the date hereof the principal amount of the Loan outstanding and unpaid hereunder from time to time shall bear interest calculated at 200 basis points (2%) over the "Prime Rate" of interest. "Prime Rate" for the purposes hereof shall mean the rate or interest charged from time to time by and announced by the Senior Lender as its prime rate, which rate, however, may not be the lowest offered by the Senior Lender to its customers. The effective date of any change in said Prime Rate shall for purposes hereof be the date the rate is changed by the Lender and such rate shall be adjusted each January 1, April 1, July 1 and October 1 during which time any part of the Loan is outstanding.

         Interest on the balance of the Loan outstanding from time to time shall be payable simultaneous with the payment of principal provided for in the Convertible Note or, upon conversion of the Note in accordance with Section 8 hereof, all interest due and owing on the portion of the Note so converted shall be paid on or prior to the date of conversion. Interest shall be calculated on the basis of a 360 day year for the actual number of days elapsed. All payments received by the Lender from the Company shall first be applied to accrued interest, if any, and unpaid expenses and then to principal. Any amount of principal or interest on the Convertible Note which is not paid when due, whether at stated maturity, by acceleration or otherwise shall bear interest payable on demand at a fluctuating interest rate per annum equal at all times to four percent (4%) above the rate in effect an the Loan.

         If any payment to be made by the Company hereunder or under the Convertible Note shall become due on a Saturday, Sunday or business holiday under the laws of the State of Illinois, such payment shall be made on the next succeeding business day and such extension of



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time shall be included in computing any interest in respect of such payment.
Payment of any amounts owed to Lender hereunder or under the Convertible Note shall be made to the Lender at 225 East Deerpath Road, Suite 250, Lake Forest, Illinois 60045 or at such other address as shall be designated by the Lender.

         The proceeds of the Loan will be used solely for the purpose of funding the Company's acquisition of additional products and for day to day operations.

         4.       Prepayment

         At any time during the term of the Loan, the Company may repay the entire outstanding principal and interest of the Loan, without any prepayment penalty whatsoever, provided, however, (i) the Company shall have first given the Lender thirty (30) days prior written notice of the Company's intent to make such prepayment, (ii) the Lender shall not, prior to the date set for prepayment, have elected, or announced its intention to convert all or a portion of the Loan into shares of stock of the Company pursuant to Section 8 hereof. and (iii) the Company shall concurrently with the prepayment of the Loan pay all interest then accrued and unpaid on the Loan.

         5.       Representations and Warranties

         To induce the Lender to make the Loan provided for herein, the Company represents and warrants to the Lender as follows ( it being acknowledged and agreed that such representations and warranties shall be deemed to be restated as of the date of each Loan request):

         A. The Company is a corporation duly organized, existing and in good standing under the laws of the State of Delaware, with full and adequate corporate power to carry on and conduct its business as presently conducted, and is duly licensed or qualified in all jurisdictions wherein the nature of its activities require such qualification or licensing.

         B. The Company has full right, power and authority to enter into this Agreement and to make the borrowings and execute and deliver the Convertible Note as herein provided, and the execution and delivery of the Agreement and the Convertible Note will not, nor will the observance or performance of any of the matters and things herein or therein set forth, violate or contravene any provision of law or of the charter or by-laws of the Company or of any indenture, loan agreement or other agreement of or affecting the Company or any of its properties. All necessary and appropriate corporate action has been taken on the part of the Company to authorize the execution and delivery of this Agreement, the Convertible Note and the Security Agreement and this Agreement, the Convertible Note and the Security Agreement are each the valid and binding agreements and contracts of the Company in accordance with their respective terms.

         C. No Event of Default as defined herein has occurred and is continuing, and no event has occurred and is continuing which, with the length of time, the giving of notice, or both, would constitute such an event of default under this Agreement.



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         D.       The authorized and outstanding capital stock of the Company consists of 40,000,000 shares of Common Stock, par value $.00025 per share, of which 7,981,248 are outstanding and no shares of Preferred Stock, none of which are outstanding. All of the Company's outstanding stock has been duly and validly authorized and issued and is fully paid and nonassessable. The shares of Common Stock and Preferred Stock initially to be reserved for issuance upon conversion of the Convertible Note pursuant to this Agreement have been duly and validly authorized and are sufficient in number for the conversion of the Convertible Note at the initial Conversion Price (as herein defined). As of the date hereof, and except as otherwise disclosed by the Company to the Lender in writing on the Disclosure Schedule attached hereto, the Company has not granted or issued, or agreed to grant or issue, any options or warrants or similar rights to others to acquire or receive any of its authorized but unissued shares of Common Stock, or securities convertible into its Common Stock other than the Convertible Note to be issued pursuant to this Agreement.

         E. Except as otherwise disclosed to the Lender in writing by the Company, there is no litigation or governmental proceeding pending, nor to the knowledge of the Company threatened, against the Company or any subsidiary of the Company which if adversely determined would result in any material adverse change in the financial condition, properties, business or operations of the Company or any subsidiary of the Company including, without limitation, any actual or threatened civil or criminal action brought under any federal, state, or other environmental statute, regulation, ordinance, or other law. No authorization, consent, license, exemption or filing or registration with any court or governmental department, agency or instrumentality, is or will be necessary to the valid execution, delivery or performance by the Company and its subsidiaries of this Agreement, the Note, the Security Agreement or any other documents provided for hereunder.

         The foregoing representations and warranties shall survive the making of this Agreement and the issuance of the Note pursuant hereto, and shall be deemed to be continuing representations and warranties until such time as the Company has fulfilled all obligations to the Lender and the Lender has been paid in full.

         6.       Negative Covenants

         From and after the date hereof and so long as any portion of the Loan shall be outstanding, the Company, will not, directly or indirectly:

         A. Create, assume, incur or have outstanding any indebtedness (including purchase money indebtedness), nor become liable, whether as endorser, guarantor or surety or otherwise, for any debt or obligation of any other person, firm, or corporation, except (i) indebtedness of the Company to the Senior Lender pursuant to that certain Amended and Restated Loan Agreement dated as of December 22, 1998 as amended from time to time (the "Senior Loan"), or with the consent of Lender, which consent will not be unreasonably withheld, to another lender whose credit rating is as high or higher than the Senior Lender and who agrees to take over all of the Senior Lender's debt or indebtedness which is made subordinate to the Loan on terms acceptable to Lender; (ii) indebtedness of the Company hereunder and any other indebtedness and liabilities


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of the Company to the Lender; (iii) endorsement for collection or deposit of any commercial paper secured in the ordinary course of business; (iv) indebtedness of the Company for taxes, assessments, municipal or other governmental charges;
(v) indebtedness of the Company for accounts payable, other than for money borrowed, incurred in the ordinary course of business; and (vi) indebtedness existing on the date hereof which is disclosed on the financial statements delivered to Lender in accordance with Section 7(C) hereof and all of which indebtedness, other than the LaSalle Loan, will be subordinate to the indebtedness herein created.

         B. Create, assume, incur or suffer or permit to exist any mortgage, pledge, encumbrance, security interest assignment, lien or charge of any kind or character upon any asset of the Company whether owned at the date hereof or hereafter acquired except (i) liens securing the Senior Loan or other debt now or hereafter owed to the Senior Lender; (ii) liens for taxes, assessments or other governmental charges not yet due or which are being contested in good faith by appropriate proceedings in such a manner as not to make the property forfeitable; (iii) other liens charges and encumbrances incidental to the conduct of its business or the ownership of its property and assets which were not incurred in connection with the borrowing of money or the obtaining of an advance or credit, and which do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business; (iv) liens arising out of judgments or awards against the Company with respect to which it shall concurrently therewith be prosecuting an appeal or proceeding for review and with respect to which it shall have secured a stay of execution pending such appeal or proceedings for review; (v) pledges or deposits to secure obligations under workmen's compensation laws or similar legislation; (vi) good faith deposits in connection with lending contracts or leases to which the Company is a party; and (vii) liens and security interests granted to the Lender or otherwise approved in writing by the Lender.

         C. Make or have outstanding any new investments (whether through purchase of stocks or obligations or otherwise) in, or loans or advances to, any other person, firm or corporation, or acquire all or any substantial part of the assets or business of any other person, firm or corporation except (a) investments in direct obligations of the United States; (b) investments in certificates of deposit issued by the Senior Lender or any bank with assets greater than One Hundred Million Dollars ($100,000,000.00); or (c) investments in Prime Commercial Paper (for purposes hereof, Prime Commercial Paper shall mean short-term unsecured promissory notes sold by large corporations and rates A-1/P-1 by Standard & Poors Ratings Group, a division of McGraw Hill, Inc., and Moody's Investment Service, Inc.).

         D. Merge or consolidate, nor sell, transfer, lease or otherwise dispose of all or any substantial part of its property, assets or business, nor in any event sell or discount (with or without recourse any of its notes or accounts receivable.

         7.       Affirmative Covenants

         From and after the date hereof and so long as the Loan, or any part thereof, remains outstanding (except to the extent compliance is in any case or cases waived in writing by the Lender), the Company will:


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         A.       Maintain, preserve and keep its assets, properties and
equipment in good repair, working order and condition, and will from time to time make all needed and proper repairs, renewals, replacements, and additions thereto so that at all times the efficiency thereof shall be fully preserved and maintained;

         B. Pay and discharge all taxes, assessments and governmental charges upon or against it or against any of its properties before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith and by appropriate proceedings;

         C. To the extent that the Company shall be required to provide financial or other information and notices to the Senior Lender, including, but not limited to, monthly, quarterly and annual financial statements as well as evidence of compliance with any affirmative or negative covenants required by the Senior Lender. (collectively "Senior Lender Information") then simultaneous with the Company's transmission of any such Senior Lender Information to the Senior Lender, copies of such Senior Lender Information shall also be provided to the holder of the Convertible Note, or its authorized representative;

         D. At all times keep, in accordance with generally accepted accounting principles, true and complete books and records in connection with its assets and operations and allow Lender such access to its books and records, as it may reasonably request;

         E. Insure and keep insured with good and responsible insurance companies, all insurable property owned by it which is of a character. usually insured by companies similarly situated and operating like properties, against loss or damage from fire and such other hazards or risks as are customarily insured against by companies similarly situated and operating like properties; and will similarly obtain insurance for products liability risks with good and responsible insurance companies; and will upon request of the Lender furnish a certificate setting forth in summary form the nature and extent of the insurance maintained by the Company pursuant to this Section 7(E);

         F. Immediately after the commencement thereof, give notice to the holder of the Convertible Note in writing of all actions, suits, and proceedings before any court or governmental department, commission, board or other administrative agency which may have a material effect on the operations of the Company;

         G. Immediately after the commencement thereof, give notice to the holder of the Convertible Note in writing of the occurrence of an Event of Default (as herein defined), or an event which with notice or lapse of time or both would constitute an Event of Default;

         H. Preserve and maintain its corporate existence, rights, franchises and privileges; and

         I.       Give notice to the holder of the Convertible Note within ten
(10) days after the Company shall have filed with the Securities and Exchange Commission or with any national


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securities exchange (as defined in the Exchange Act) an application to register any of the securities of the Company pursuant to Section 12 of the Exchange Act, or any comparable federal statute.

         8.       Conversion of Convertible Notes

         A. Right to Convert Conversion Price. Subject to and upon compliance with the provisions hereto the holder of the Convertible Note shall have the right, at such holder's option, at any time up to and including December 1, 2001 or until the Convertible Note shall have been paid in full (the "Conversion Period"), to convert all or any portion of the unpaid amount of such Convertible Note into either Common Stock or Preferred Stock (which will be by its terms convertible into Common Stock) of the Company at a price per share (i) during the first two years from the date of this Agreement, equal to the lesser of (a) the price per share that Common Stock or Convertible Preferred Stock, as the case may be (the "Conversion Stock") shall first be sold in an amount of at least $5,000,000, to any persons or entities as a single offering (the "Equity Investors") or (b) $12.50 per share (calculated on a pre 4 for 1 split basis) and (ii) during the third year from the date of this Agreement and thereafter to Maturity, equal to the greater of (a) three (3) times gross revenues during the twelve months preceding the "Valuation Date" (as defined in Section 8(D)(vii)) or (b) two (2) times the "Aggregate Book Value" (as defined in Section 8(D)(vii)) of the Company's assets, in either case divided by the number of issued and outstanding shares of the Company's Common Stock, or, in case an adjustment of the conversion price set forth in (i) or (ii) has taken place pursuant to the further provisions of this Section 8, then at the price as last adjusted and in effect at the date such Convertible Note or portion thereof is surrendered for conversion (the conversion price or such price as last adjusted, as the case may be, being referred to herein as the "Conversion Price"); provided, however, that in no event shall the Conversion Price be reduced below the then applicable par value of the Conversion Stock into which the Convertible
Note is being converted, and, provided further, that to the extent that there have not been sales of at least $5,000,000 to Equity Investors of the Common Stock or the Preferred Stock during the first two years while the Loan is outstanding, with the result that a Conversion Price based on the amount per share paid by Equity Investors has not been established for such securities, then the holder of the Convertible Note may only convert the Convertible Note during the first two years of the Loan into either Common Stock or Preferred Stock, as the case may be at a price of $12.50 per share (calculated on a pre 4 for 1 split basis), but adjusted, if necessary, as provided in this Section 8. The number of shares of the Conversion Stock of the Company into which any Convertible Note shall be convertible shall be subject to adjustment pursuant to the further provisions of this Section 8. The number of such shares into which a portion of the Convertible Note shall be convertible shall be that proportion of the total number of such shares, as adjusted, into which such Convertible Note is then convertible which the principal amount of such portion to be so converted bears to the then unpaid principal amount of the Convertible Note.

         In order to convert the Convertible Note, the holder thereof shall surrender such Convertible Note to the Company at its principal office at 660 Hembree Parkway, Suite 106, Roswell, Georgia (or such other office or agency of the Company as the Company may designate by notice in writing to the holder of the Convertible Note), accompanied by a written statement


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designating the principal amount of such Convertible Note, or portion thereof, to be so converted. If the Convertible Note is converted in part only, the Company shall, upon such conversion, execute and deliver to the holder thereof at the expense of the Company, a new Convertible Note in principal amount equal to the unconverted portion of such Convertible Note.

         B. Issuance of Stock: Continuing Obligation. Within a reasonable time, not exceeding five days after the receipt of the written statement referred to in subsection 8(A) and surrender of the Convertible Note as aforesaid, the Company shall issue and deliver to the holder thereof (hereinafter in this subsection, the term "holder" shall include the nominee of any such holder), registered in the name of such holder, a certificate or certificates for the number of full shares of Conversion Stock issuable upon the conversion of such Convertible Note (or specified portion thereof), bearing the restrictive legend required by subsection 8(H). To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price and the number of shares of Conversion Stock issuable in connection with such conversion shall be determined as of the close of business on the date on which such written statement shall have been received by the Company and the Convertible Note shall have been surrendered as aforesaid, and at such time the rights of the holder of the Convertible Note as to the converted portion of the principal of the Convertible Note shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Conversion Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby. The Company will, at the time of such conversion, in whole or in part, upon request of the holder of the Convertible Note, acknowledge in writing its continuing obligation to such holder in respect of any rights (including, without limitation, any right of registration of the shares of Conversion Stock issued upon such conversion) to which such holder shall continue to be entitled under this Agreement (including issuance of a new Convertible Note for any non-converted portion of the Convertible Note) after such conversion; provided, that the failure of such holder to make any such requests shall not affect the continuing obligation of the Company to such holder in respect of such rights.

         C. Dividends and Interest. No payment or adjustments shall be made upon any conversion on account of any cash dividends on the Conversion Stock issued upon such conversion. The Company shall pay all interest on the Convertible Note surrendered for conversion, accrued to the date upon which the above-mentioned written statement shall have been received by the Company.

         D.       Anti-Dilution Provisions.

                  (i) Adjustment of Conversion Price. The Conversion Price once established shall be subject to adjustment from time to time thereafter only as follows:

                           (a) In case shares of Conversion Stock are issued as a dividend or other distribution on any class of stock of the Company, the Conversion Price which would otherwise be in effect at the opening of business on the day following the date fixed for determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion


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                  Price by a fraction of which the numerator shall be the number of shares of Common Stock or Preferred Stock into which the conversion will take place, as applicable, outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purpose of this subparagraph (a), the number of shares at any time outstanding shall include shares held by the Company if such dividend or distribution is paid or made in respect thereof.

                           (b) In case the applicable Conversion Stock shall be subdivided into a greater or combined into a lesser number of shares of Conversion Stock, the Conversion Price in effect immediately prior thereto, or immediately prior to the record date for such subdivision or combination if a record date is fixed, shall be proportionately adjusted so that it will bear the same relation to the Conversion Price in effect immediately prior to such subdivision or combination, or such record date, as the total number of shares of Conversion Stock outstanding immediately prior to such subdivision or combination, or such record date, shall bear to the total number of shares of Conversion Stock outstanding immediately after such subdivision or combination or such record date. For purposes of this subparagraph (b), the number of shares at any time outstanding shall include shares held by the Company if such subdivision or combination affect such shares.

                           (c) In the case of any capital reorganization of the Company, or of any reclassification of the Conversion Stock, or in case of the consolidation of the Company with, or the merger of the Company into, any other corporation or of the sale of all or substantially all of the properties and assets of the Company to any other corporation, the Convertible Note shall after such capital reorganization, reclassification, consolidation, merger, or sale entitle the holder to receive upon conversion the number of shares of stock or other securities or property of the Company, or of the corporation resulting from such consolidation or surviving such merger or to which such sale shall be made, as the case may be, to which the holder of securities deliverable (at the time of such capital reorganization, reclassification, consolidation, merger, or sale) upon conversion of such Convertible Note would have been entitled upon such capital reorganization, reclassification, consolidation, merger or sale; and in any such case the provisions of this Section 8(D) with respect to the rights and interest thereafter of the holder of the Convertible Note shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or any property thereafter deliverable on the conversion of the Convertible Note. Any such adjustment which shall be approved by the Board of Directors of the Company shall for all purposes of this paragraph conclusively be deemed to be an appropriate adjustment. The subdivision or combination of shares of Conversion


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
                  Stock deliverable upon conversion of the Convertible Note at any time outstanding into a greater or lesser number of shares of Conversion Stock (whether with or without par value) shall not be deemed to be a reclassification of the Conversion Stock for the purposes of this paragraph.

                           (d) In case the Company shall issue rights or warrants to all holders of any of its Conversion Stock entitling them to subscribe for or purchase shares of Common Stock without consideration or at a price per share less than the Current Market Value per share (as determined pursuant to Section 8(D)(vii) on the record date for the issuance of such rights or warrants, then the Conversion Price in effect on the date immediately prior to such record date shall immediately be adjusted to a price (computed to the nearest cent) equal to the quotient obtained by dividing;

                                    (1)      an amount equal to the sum of (x)
                           the number of shares of Conversion Stock issued and outstanding on such record date multiplied by the Conversion Price in effect on such record date and
                           (y) the aggregate consideration to be received by the Company if all such rights or warrants were exercised by

                                    (2)      an amount equal to the sum of (x)
                           the number of shares of Conversion Stock issued and outstanding on such record date and (y) the number of shares issuable upon exercise of such rights or warrants (in each case increased or decreased to the extent that the number of such shares shall have been increased by a dividend or distribution of the type contemplated by subparagraph (a) of this Section 8(D)(i) or shall have been increased or decreased by each subdivision or combination thereof);

provided, however, that such adjustment shall be made only if the aforesaid quotient shall be less than the Conversion Price in effect immediately prior to the issue of such rights or warrants. Such adjustment shall become effective retroactively immediately after the record date for the determination of shareholders entitled to receive such rights or warrants.

                           (e) For the purpose of any adjustment of the Conversion Price pursuant to this Section 8(D), the following provisions shall be applicable:

                                    (1)      in case of the issuance of
                           Conversion Stock for a consideration part or all of which shall be cash (including such issuance upon exercise of rights, warrants or options, granted without consideration, to subscribe for or purchase such shares), the amount of the cash consideration shall be the amount of such cash received by the Company, provided that no deduction shall be made for any commissions, discounts or expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith; and


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                                    (2)      in case of the issuance of
                           Conversion Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the lower of the fair value thereof as determined by the Board of Directors of the Company or the value of the shares issued based on the Current Market Value of the Common Stock (determined as provided in Section 8(D)(vii)).

                           (f) For the purpose of this Section 8(D)(i), shares of Conversion Stock or other securities held in the treasury of the Company shall not be deemed to be outstanding, except as specifically provided herein, and the sale or other disposition of any shares of Conversion Stock or other securities held in the treasury of the Company shall be deemed an issuance thereof

                           (g) Anything in this Section 8(D) to the contrary notwithstanding, no adjustment of the Conversion Price shall be required in any case in which the amount of the adjustment would be less than 5 cents but in such case any adjustment that would otherwise be required then to be made will be carried forward and made at the time and together with the next subsequent adjustment which, together with any and all such adjustments so carried forward, shall amount to 5 cents or more per share of Conversion Stock. Regardless of any subdivision or combination of shares of Conversion Stock said amount of 5 cents shall not be proportionately decreased or increased.

                           (h) The certificate of any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company shall be conclusive evidence of the correctness of any computation made under this Section 8(D).

                  (ii) In any case in which this Section 8(D) shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (a) issuing to the holder of the Convertible Note converted after such record date and before the occurrence of such event the additional shares issuable upon such conversion by reason of the adjustment required by such event over and above the shares issuable upon such conversion before giving effect to such adjustment and (b) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 8(D)(vi); provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

                  (iii) Whenever the Conversion Price is adjusted as herein provided the Company shall prepare a certificate signed by the Chairman of the Board, the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts (and computations) upon which such adjustments are based, and such certificate, as well as any accountants' certificate provided for in Section 8(D)(i)(h) on which the Company has relied in making such adjustments, shall forthwith be mailed (by first class mail postage prepaid) to the registered holder of the Convertible Note at such holder's last address as shown on the register of die Company.

                           (iv) In case at any time after the date hereof and prior to December 1, 2001:

                           (a) The Company shall authorize the granting to the holders of Conversion Stock of rights to subscribe for or purchase any shares of stock of any class or of any other rights; or

                           (b) There shall be any reclassification of the Conversion Stock of the Company (other than a subdivision or combination of its outstanding common stock); or

                           (c) There shall be any capital reorganization by the Company; or

                           (d) There shall be any consolidation or merger involving the Company or sale, transfer or other disposition of all or substantially all of the Company's property, assets, or business (except a merger or other reorganization in which the Company shall be the surviving corporation and except a consolidation, merger or sale, transfer or other disposition involving a wholly owned subsidiary); or

                           (e) There shall be a voluntary or involuntary dissolution, liquidation, or winding up of the Company or any partial liquidation by the Company or distribution to holders of the Conversion Stock (other than the Company's customary cash and stock dividend);

then in any one or more of said cases, the Company shall cause to be mailed (by first class mail postage prepaid) to the registered bolder of the Convertible Note at such holder's last address as shown on the register of the Company, at the earliest practicable time (and, in any event, not less than 20 days before any record date or other date set for definitive action), notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution, or subscription rights or such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation, or winding up shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect, if any, of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the kind and amount of the shares of stock and other securities and property deliverable upon conversion of the Convertible Note. Such notice shall also specify the date as of which the holder of the shares of record shall Participate in said dividend, distribution, or subscription rights or shall be entitled to exchange their shares for securities or other property deliverable upon such organization, reclassification, sale, consolidation, merger, dissolution, liquidation, or winding up, as the case may be.

                  (v) The form of the Convertible Note need not be changed because of any change in the Conversion Price and the Convertible Note issued before or after such change, and may state the same Conversion Price as stated in the Convertible Note theretofore issued pursuant to this Agreement. However, the Company may at any time in its sole discretion (which shall be conclusive) make any change in the form of Convertible Note that it may deem appropriate and that does not affect the substance thereof; and any Convertible Note thereafter issued may be in the form as so changed.

                  (vi) Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fraction of a share in connection with the conversion of the Convertible Note, but in any case where any holder of the Convertible Note would, except for the provisions of this paragraph (ii), be entitled under the terms of this Agreement to receive a fraction of a share upon the conversion of the Convertible Note, the Company shall pay a sum in cash equal to such fraction multiplied by the Current Market Value of the shares (determined as provided in Section 8(D)(vii) except that the Current Market Value shall be deemed to be the market price for the business day next preceding the day of conversion).

                  (vii)    For the purposes of any computation under this
         Section 8(D), the Current Market Value per share of the Conversion Stock or any other security (herein collectively referred to as a "security") at the date then specified shall be determined by the most recent sale price for such security to Equity Investors (provided there has been a sale to Equity Investors within six months) or, in the absence of a sale price, the value per share calculated based on the "Value Per Share" calculated by the Company's independent accountants as follows: "Value Per Share" shall mean the greater of (a) three (3) times gross revenues received by the Company during the twelve months preceding the "Valuation Date" divided by the number of shares issued and outstanding on the "Valuation Date" or (b) two (2) times the "Aggregate Book Value of the Shares" of the Company divided by the number of Shares issued and outstanding on the "Valuation Date". The term "Aggregate Book Value of the Shares" shall mean the excess of the sum of (i) all cash, U.S. Treasury bills at cost and other securities and obligations at their cost (plus accrued interest); (ii) other assets (excluding goodwill) valued at cost; and (iii) all leasehold rights, if any, valued in accordance with generally accepted accounting principles, over the sum of (A) all determinable liabilities and any reserves for depreciation maintained on the books of the Company, (B) treasury stock, if any (iv) all dividends payable to Shareholders of record as of a date prior to the Valuation Date. Where not inconsistent with this Section, Value Per Share shall be determined in accordance with generally accepted accounting principles. The term "Valuation Date" shall mean the last day of the month preceding the month in which the need to calculate the Value Per Share arose.

         E. Share Issuable Upon Conversion. The Company covenants and agrees that all shares of Conversion Stock which may be issued upon the conversion of all or any portion of the Convertible Note will, upon issuance, be duly and validly issued and fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof, but exclusive of any sum payable by Lender as a result of the Lender's receipt of the shares of Conversion Stock. The Company further covenants and agrees that it will at all times have authorized, and reserved and kept available solely for the purpose of issue upon the conversion of the Convertible Note, as herein provided, a sufficient number of shares of its shares of the Conversion Stock as shall then be estimated to be issued upon the conversion of the Convertible Note.

         F. Registration, Approval or Listing of Common Stock. If any shares of Conversion Stock required to be reserved for purposes of conversion of the Convertible Note hereunder require registration with or approval of any governmental authority under any federal (other that the Securities Act or similar federal statute then in force) or state law, or listing on any national securities exchange, before such shares may be issued upon conversion, the Company will, at its expense, as expeditiously as possible exercise its best efforts to cause such shares to be duly registered or approved or listed on the relevant national securities exchange, as the case may be. Shares of Conversion Stock issued upon conversion of the Convertible Note shall be registered by the Company under the Securities Act if required by subsection (H) below and subject to the conditions stated therein.

         G. Issuance Tax and Expenses. Company shall Pay all expenses, issuance taxes and other charges payable in connection with the preparation, execution and delivery of certificates for Conversion Stock issuable upon each conversion of the Convertible Note, except that, in case any such certificate shall be registered in a name or names other than the name of the holder of the Convertible Note, funds sufficient to pay all stock transfer taxes which shall be payable upon the execution and delivery of such certificate shall be paid by such holder to the Company at the time of the surrender of such Convertible Note for conversion.

         H.       Restrictions.

                  (i) Legend: Restrictions On Conversion And Transfer. The Convertible Note issued pursuant to this Agreement shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "This Note, and any shares or other securities acquired upon the conversion of this Note, may not be transferred except upon the conditions specified in the Convertible Term Note Agreement dated as of January 11, 1999, providing for the issuance of a Convertible Term Note, due December 1, 2001, of Horizon Pharmaceuticals Corporation, a complete and correct confirmed copy of which will be furnished to the holder of such securities upon written request and without charge. This Note, and any shares or other securities acquired upon the conversion of this Note have not been registered under the Securities Act of 1933 and may be offered and sold only if registered pursuant to the provisions of that Act or if an exemption from registration is available."

         Each stock certificate issued upon the conversion of any Convertible Note (except as permitted by this Section 8) shall be stamped or imprinted with a legend in substantially the following form:

                           "These securities may not be transferred except upon
                  the conditions specified in the Convertible Term Note Agreement, dated as of January 11, 1999, providing for the issuance of a Convertible Note, due December 1, 2001, of Horizon Pharmaceuticals Corporation and in the Shareholders' Agreement dated as of November 6, 1998, complete and correct conformed copies of which will be furnished to the holder of such securities upon written request and without charge. These securities have not been registered under the Securities Act of 1933 and may be offered and sold only if registered pursuant to the provisions of that Act or if an exemption from registration is available."

         The outstanding stock of the Company evidenced by a certificate or certificates bearing such legend is herein sometimes called "Legend Stock" Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution under a registration statement of the securities represented thereby) shall also bear such legend unless in the opinion of such holder's counsel specified in Clause (ii) below (addressed to such holder), the securities represented thereby need no longer be subject to the restrictions contained in this Section 8. The provisions of this Section 8 shall be binding upon all subsequent holders of Legend Stock, and shall also be applicable to and inure to the benefit of all subsequent holders of the Convertible Note.

                  (ii) Notice of Intention to Convert or Transfer; Opinions of Counsel: Registration Required by Holders of Convertible Note. The Convertible Note and the Legend Stock to be issued upon a conversion thereof shall not be transferable except upon the conditions specified in this subsection 8(H) and the restrictions on transfers of the Company's Common Stock as provided in the Shareholders' Agreement dated as of November 6, 1998. The holder of the Convertible Note or Legend Stock, by acceptance thereof, agrees, prior to any transfer of such Convertible Note or Legend Stock or concurrently with any conversion of such Convertible Note, to give written notice to the Company expressing such holder's intention to effect such transfer or conversion and describing briefly the manner of the proposed transfer or, in the case of such conversion, such holder's intention as to the disposition (and the intended method thereof) or retention to be made of Conversion Stock issuable upon the proposed conversion, together, if registration of such Convertible Note or Legend Stock or Conversion Stock is deemed unnecessary, with a copy of the opinion of counsel selected by such holder and reasonably satisfactory to the Company (addressed to such holder) as to the non-necessity for registration under the Securities Act of such Convertible Note or Legend Stock or Conversion Stock in connection with such proposed transfer or disposition or retention upon such proposed conversion. The following provisions shall apply if in the opinion of such counsel, the proposed transfer of such Convertible Note or Legend Stock, or the proposed disposition or retention of Conversion Stock to be issued upon such conversion, may be effected without such registration of such Convertible Note or of such Legend Stock or of such Conversion Stock under the Securities
         Act: such holder shall be entitled to transfer such Convertible Note or Legend Stock or to dispose of or retain such Conversion Stock to be issued upon conversion, all in accordance with the terms of the notice delivered by such holder to the Company. Unless in the opinion of such counsel subsequent disposition by such holder or by others of the Conversion Stock to be issued upon conversion or of the Legend Stock to be so transferred may require such registration, the Company will promptly upon such conversion or transfer deliver certificates for Conversion Stock not bearing a legend of the character set forth in the first sentence of this subsection (H), all as contemplated by such form of legend.

                  (iii) "Piggyback" Registration. If the Company at any time proposes to register any of its securities under the Securities Act on Form S-1, Form S-4, Form S-1 8, or on any other form upon which may be registered securities similar written notice to the holder of the Convertible Note and/or Legend Stock of its intention so to do. Upon the written request to the Company by the holder or holders of outstanding Convertible Notes and/or Legend Stock, given within 30 days after receipt of any such notice, the Company will use its best efforts to cause the Legend Stock which the Company has been requested to register by the holder thereof to be registered under the Securities Act, all to the extent requisite to permit the sale or other disposition by such holders of the Legend Stock so registered, provided, however, that, if the registration is in connection with an underwritten public offering and the managing underwriter shall determine that inclusion of the Legend Stock in the registration will materially impair the marketability of the stock being registered, the Company shall not be obligated to include such shares.

                  (iv) Company's Obligations in Registration. If and whenever the Company is obligated, or required to use its best efforts, by the provision of this subsection 8(H), to effect the registration of any Legend Stock under the Securities Act, as expeditiously as possible the Company will:

                           (a) prepare and file with the Securities and Exchange commission (herein, along with any other Federal Agency then administering the Securities Act, called the "Commission") a registration statement with respect to such Legend Stock and cause such registration statement to become and remain effective;

                           (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection thereafter as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Legend Stock covered by such registration statement whenever the holders for whom such Legend Stock are registered or are to be registered shall desire to dispose of the same;

                           (c) furnish to the holders of outstanding Legend Stock so registered or to be registered such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such holders may reasonably request in order to facilitate the disposition of such Legend Stock;

                           (d) register or qualify the Legend Stock covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the holders of the Legend Stock so registered or to be registered shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such holders to consummate the disposition in such jurisdictions of such Legend Stock; provided, however, that the Company shall not be obligated by reason thereof to qualify as a foreign corporation or file any general consent to service of process under the laws of any such jurisdiction or subject itself to taxation as doing business in any such jurisdiction; and

                           (e) furnish to the holders of outstanding Legend Stock so registered or to be registered at the time of the disposition of Legend Stock by such holders an opinion of counsel for the Company to the effect that a registration statement covering such Legend Stock has been filed with the commission under the Securities Act and has been made effective by order of the Commission, that a prospectus meeting the requirements of the Securities Act is available for delivery, that no stop order has been issued by the Commission suspending the effectiveness of such registration statement and that, to the best of such counsel's knowledge, no proceedings for the issuance of such a stop order are threatened or contemplated, and that the applicable provisions of the securities or blue sky law of each state in which the Company shall be required, pursuant to clause (4) above, to register or qualify such Legend Stock, have been complied with.

                  (v) Payment of Registration Expenses. The cost and expenses of all registrations and qualifications under the Securities Act or otherwise, except as provided in Section 8(H)(iii) above, and of all other actions, which the Company is required to effect or to take pursuant to this Section 8(H), shall be paid by the Company (including without limitation all registration and filing fees, printing expenses, securities indemnities insurance premiums, fees and disbursements of counsel for the Company and of special counsel for such holders of outstanding Legend Stock and expenses of any special audits incident to or required by any such registration). With respect to any registration statement filed pursuant to clause (iii) of this Section 8(H), the Company shall bear all the costs and expenses incidental thereto.

                  (vi) Information to be Furnished. Notices and requests delivered pursuant to this Section 8(H) shall contain such information regarding the Legend Stock and the intended method of disposition thereof as shall reasonably be required in connection with the action to be taken.

                  (vii) Exchange of Stock Certificates. As expeditiously as possible after the effectiveness of any registration pursuant to this
         Section 8(H), the Company will deliver in exchange for any certificates representing shares of Legend Stock so registered new common stock certificates not bearing the legend set forth above.

                  (viii)   Indemnification.

                           (a) In the event of any registration pursuant to this Section 8(H), the Company will indemnify each holder of Legend Stock so registered and each other person, if any, who controls such holder within the meaning of the Securities Act and each other person (including underwriters) who participates in the offering of such Legend Stock against any losses, claims, damages, or liabilities, joint or several, to which such holder or controlling person or participating person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Legend Stock was registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such holder and each such controlling person or participating person for any legal or any other expenses reasonably incurred by such holder or such controlling person or participating person in connection with investigating or defending any such loss, claim, damage, liability, or proceeding; provided, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by an instrument with respect to such holder or person duly executed by such holder or person specifically for use in the preparation thereof.

                           (b) Each holder of Legend Stock included in the Registration Statement shall agree to indemnify and hold harmless the Company and each person, if any (including underwriters), who participate m the offering to the same extent as the foregoing indemnity from the Company but only with respect to any information furnished in writing by or on behalf of and with respect to such holder expressly for use in any Preliminary Prospectus, the Registration Statement or any amendment or supplement thereof. In case any action shall be brought against the Company or any underwriter or any other person so indemnified based on any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment or supplement thereof or any application, and in respect of which indemnity may be sought against the holder of Legend Stock, such holder shall have the rights and duties given to the Company by the provisions in the preceding paragraph.

                  (ix) Survival of Obligations. The obligations of the Company contained in this Section 8(H) shall survive payment in full of the Convertible Note.

         9.       Events of Default.

         If one or more of the following events of default occur:

         A. Company defaults in the payment of the principal on the Convertible Note executed pursuant to this Agreement or any part thereof when the same shall become due and payable, either by its terms or as otherwise herein provided, or does not pay any fee or interest on the Convertible Note executed pursuant to this Agreement, within five days of when the same shall become due and payable, either by its term or as otherwise herein provided;

         B.       There shall be a default under the Security Agreement;

         C. Any representation or warranty in this Agreement, the Security Agreement or any other agreement between the Company and the Lender shall be false when made or at any time during the term of this Agreement or any extension thereof, or the Company shall default in the performance of any covenant, condition or agreement contained in this Agreement or any other agreement with the Lender;

         D.       There shall be a default under the Senior Debt;

         E. The Company makes an assignment for the benefit of creditors, fails to pay, or admits in writing its inability to pay its debts as they mature; or if a trustee of any substantial part of the assets of the Company is applied for or appointed, and if appointed in a proceeding brought against the Company, the Company by any action or failure to act indicates its approval of, consent to, or acquiescence in such appointment, or within thirty (30) days after such appointment, such appointment is not vacated or stayed on appeal or otherwise, or shall not otherwise have ceased to continue in effect;

         F. Default shall be made by the Company in the performance or observance of any other of the covenants, conditions, or agreements on the part of the Company, its successors, or assigns, set forth in this Agreement, or in the Convertible Note, and such default shall continue for a period of thirty
(30) days; or

         G. Any proceedings involving the Company are commenced by or against the Company under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or statute of the federal government or any state government and if such proceedings are instituted against the Company, the Company by any action or failure to act indicates its approval of, consent to or acquiescence therein, or an order shall be entered approving the petition in such proceedings and within thirty (30) days after the entry thereof such order is not vacated or stayed on appeal or otherwise, or shall not otherwise have ceased to continue in effect;

         H. Company defaults in any payment of principal or interest on any other obligation beyond any period of grace provided with respect thereto or in the performance of any other term, condition or covenant contained in any agreement, including, but not limited to, an agreement in connection with the deferred purchase price of any property, under which any such obligation is created the effect of which default is to cause or permit the holder of such obligation to cause such obligation to become due prior to its stated maturity;

         I. If there shall be entered against the Company one or more judgments or decrees involving in the aggregate a liability of $25,000 or more which is not covered by insurance, and any such judgment or decree shall not have been vacated, discharged or stayed pending appeal within 30 days from the entry hereof:

then, upon any such event, Lender shall have all rights and remedies provided by applicable law and, without limiting the generality of the foregoing, may, at its option, declare its commitments to be terminated and the Convertible Note shall thereupon be and become forthwith, due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Convertible Note to the contrary notwithstanding, and may, also without limitation appropriate and apply toward full payment of the Convertible Note any indebtedness of the Lender to the Company however created or arising. There shall be no obligation to exercise any remedy available to the Lender in any order.

         10.      Miscellaneous.

         A. No failure or delay on the part of the Lender in exercising any right, power or remedy hereunder shall operate as a waiver thereto nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         B. This Agreement and the Security Agreement together constitute the entire agreement between the parties and there are no promises expressed or implied unless contained therein. No amendment, modification, termination or waiver of any provision of this Agreement, of the Convertible Note or any Security Agreement nor consent to any departure by the Company therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance for which given. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

         C. All notices. requests, demands and other communications provided for hereunder shall be in writing and, if to the Company, mailed or delivered to the Company, Attn: President, at the address of the Company appearing at the end of this Agreement, and if to the Lender, mailed or delivered to it at 225 E. Deerpath Road., Suite 250, Lake Forest, Illinois 60045 or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this subsection. All notices, requests, demand and other communications provided for hereunder shall be effective when deposited in the mails or delivered to the telegraph Company, addressed as aforesaid.

         D. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         E. This Agreement shall become effective when it shall have been executed by the Company and the Lender and thereafter shall be binding upon and inure to the benefit of the Company and the Lender and thereafter respective successors and assigns, except that the Company shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender.

         F. This Agreement has been and the Convertible Note will be delivered and accepted in and shall be deemed to be contracts made under and governed by the laws of the State of Illinois, and for all purposes shall be construed in accordance with the laws of said State and any action or other legal proceeding relating to this Agreement or the Note may only be brought in a federal or state court located in the County of Cook, State of Illinois.

         G. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law.

         H. All covenants, agreements, representations and warranties made by the Company herein shall, notwithstanding any investigation by the Lender, be deemed material and relied on by the Lender and shall survive the execution and delivery to the Lender of this Agreement, the Note and the Security Documents.

         I. This Agreement and the Security Documents shall secure and govern the terms of any extensions or renewals to the Note.

         J. The Company will pay all costs and expenses (including reasonable attorney's fees), if any, in connection with the collection and enforcement of this Agreement, the Note, the Security Documents, if any, and any other instruments and documents to be delivered hereunder including, without limitations, reasonable attorneys' fees and reasonable time charges of attorney's who may be employees of the Lender. In addition, the Company shall pay any and all stamp and other taxes determined to be payable in connection with the execution and delivery of this Agreement, the Note, the Security Agreement and the other instruments and documents to be delivered hereunder, and agrees to save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.


                    [Signatures contained on following page]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

KAPOR-PHARMA INVESTMENTS, L.P.            HORIZON PHARMACEUTICALS CORPORATION

By:                                       By:
   ---------------------------------          ---------------------------------
Its:                                      Its:
   ---------------------------------          ---------------------------------
                                                 Address:  660 Hembree Parkway
                                                           Suite 106
                                                           Roswell, GA  30078






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                  AMENDMENT NO. 1 TO THE CONVERTIBLE TERM NOTE


THIS AMENDMENT NUMBER NO. 1 TO THE CONVERTIBLE TERM NOTE AGREEMENT ("Amendment No. 1") by and between Horizon Pharmaceuticals Corporation, a Delaware Corporation (the "Company") and Kapoor Pharma Investment, L.P. (the "Lender") is entered into as of this 30th day of November, 1999 by and between the Company and Lender (the Company and the Lender and sometimes referred to herein singularly as a "Party" or collectively as the "Parties").

                                    RECITALS:

WHEREAS, the Parties entered into that certain Convertible Term Note Agreement dated as of January 11, 1999 (the "Note Agreement") providing for the terms and conditions under which the Lender would lend an amount not to exceed One Million Six Hundred Thousand Dollars ($1,600,000) to the Company and the Company would agree to allow the Lender, at the Lender's sole option, to convert its indebtedness into equity securities of the Company at any time prior to maturity (terms not otherwise defined herein shall have the same meaning ascribed to those terms in the Note Agreement); and

         WHEREAS, the Parties now wish to amend the Note Agreement in accordance with the provisions of Section 10 (B) of the Note Agreement;

         NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree to amend the Note agreement as follows:

         1. Amendment. Section 8 (C) is hereby deleted in its entirety and the following is substituted in its place:

         "C. Dividends and Interest. No payment or adjustment shall be made upon any conversion on account of any cash dividends on the Conversion Stock issued upon such conversion. The Company shall pay all interest on the Convertible Note surrendered for conversion, accrued to the date upon which the above-mentioned written statement shall have been received by the Company; provided, however, that in lieu of receiving interest, the Lender, at its sole option, may elect to have the amount of interest otherwise payable, converted into Conversion Stock on the same terms and at the same Conversion Stock as is provided in this Section 8. In the event that Lender shall elect to receive its interest payment in the form of Conversion Stock, such election by the Lender shall be made in the written statement to be delivered by the Lender to the Company as provided in the second paragraph of Section 8 (A) hereof."

         2. Reaffirmation of Note Agreement. Other than as specifically set forth above, in all other respects the Note Agreement is hereby ratified and confirmed by the Parties.


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         IN WITNESS WHEREOF, the Parties have executed this Amendment No.1 as of the day and date first above written:

                               HORIZON PHARMACEUTICALS CORPORATION



                               By:
                                  ---------------------------------------------

                               Its:
                                   --------------------------------------------



                               KAPOOR PHARMA INVESTMENTS, L.P.



                               By:
                                  ---------------------------------------------

                               Its:
                                   --------------------------------------------







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